ANNUAL SHAREHOLDERS’ MEETING June 27, 2024 Exhibit 99.1

Disclosures Forward-Looking Statements Certain statements in this release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements with respect to the Company’s operations, performance, future strategy and goals, and are often characterized by use of qualified words such as “expect,” “believe,” “estimate,” “project,” “anticipate,” “intend,” “will,” “should,” or words of similar meaning or other statements concerning the opinions or judgement of the Company and its management about future events. While Company management believes such statements to be reasonable, future events and predictions are subject to circumstances that are not within the control of the Company and its management. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, without limitation, the effects of and changes in: general economic and market conditions, including the effects of declines in real estate values, an increase in unemployment levels and general economic contraction as a result of COVID-19 or other pandemics; fluctuations in interest rates, deposits, loan demand, and asset quality; assumptions that underlie the Company’s allowance for loan losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events, and of governmental and societal responses thereto; the performance of vendors or other parties with which the Company does business; competition; technology; changes in laws, regulations and guidance; changes in accounting principles or guidelines; performance of assets under management; expected revenue synergies and cost savings from the recently completed merger with Fauquier may not be fully realized or realized within the expected timeframe; the businesses of the Company and Fauquier may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; and other factors impacting financial services businesses. Many of these factors and additional risks and uncertainties are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports filed from time to time by the Company with the Securities and Exchange Commission. These statements speak only as of the date made, and the Company does not undertake to update any forward-looking statements to reflect changes or events that may occur after this release. Non-GAAP Financial Measures The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles (“GAAP”) and prevailing practices in the banking industry. However, management uses certain non-GAAP measures to supplement the evaluation of the Company’s performance, including (i) net interest income (FTE), (ii) efficiency ratio (FTE), (iii) net interest margin (FTE) and (iv) tangible book value per share. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Corporate Overview

Virginia R. Bayes Chief Banking Officer & Executive Vice President Age: 63 Banking Experience: 37 Years Virginia National Experience: 26 Years Donna G. Shewmake General Counsel, Corporate Secretary & Executive Vice President Age: 63 Legal Experience: 39 Years Virginia National Experience: 16 Years Glenn W. Rust President & CEO of Virginia National Bankshares Corporation and Virginia National Bank Age: 68 Banking Experience: 50 Years Virginia National Experience: 18 Years Source: S&P Global Market Intelligence; Company Documents Per Company’s 2024 Proxy Statement, as of April 29, 2024 Experienced Management Seasoned Executive Leadership Wendy W. Stone Senior Fiduciary & Trust Officer of VNB Trust & Estate Services Age: 55 Fiduciary & Trust Experience: 28 Years Virginia National Experience: 10 Years Company insiders own approximately 14% of common shares and equivalents (1) Tara Y. Harrison Chief Financial Officer & Executive Vice President Age: 55 Banking Experience: 24 Years Virginia National Experience: 8 Years

Source: S&P Global Market Intelligence; Company Documents Per Company’s 2024 Proxy Statement, as of April 29, 2024 * Includes prior board experience at Fauquier Bankshares, Inc. Experienced Board of Directors Board Member (Age) Experience Board Tenure William D. Dittmar, Jr. (71) Chairman of the Board 26 Years Corporate executive and investor at Enterprise Properties, LLC John B. Adams, Jr. (79) Vice Chairman of the Board 22 Years * Chairman of Fauquier Bank; CEO of Bowman Companies, Inc. Kevin T. Carter (58) Director 8 Years * Managing Director for Lansdowne Resort Hunter E. Craig (63) Director 26 Years Principal real estate broker with Georgetown Real Estate Randolph D. Frostick (67) Director 15 Years * Co-Founder, Of Counsel Vanderpool, Frostick & Nishanian, P.C. Linda M. Houston (66) Director 6 Years Former Managing director & executive with Merrill Lynch Jay B. Keyser (67) Director 15 Years * Chief Executive of the William A. Hazel Family Office Glenn W. Rust (68) Director 18 Years President & CEO of Virginia National Bankshares Corporation and Virginia National Bank Sterling T. Strange III (63) Director 17 Years * President, Founder & CEO of The Solution Design Group, Inc. Gregory L. Wells (67) Director 12 Years Former CEO of ACAC Fitness and Wellness Centers Company insiders own approximately 14% of common shares and equivalents (1) Experienced and Balanced Board

Source: S&P Global Market Intelligence Deposit data as of 6/30 each respective year * Prior to Truist merger, Virginia National was ranked third in Charlottesville MSA by deposit market share Dominant Market Share in Core Markets Charlottesville, VA MSA * Historical Growth in Charlottesville Deposits ($B) VABK Deposit Market Share & Rank Fauquier County, VA 10.3% Rank: 5 9.8% Rank: 5 4.1% Rank: 7 VABK CAGR: 9.4% Charlottesville MSA CAGR: 5.1%

Shareholder Update

Returning Value to Shareholders Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; YTD data as of or for the three months ended 3/31/24 (1) VABK declared a 5% stock dividend in 2018 and 2019 $1.32 Implied ’24 ann. dividend (1) (1)

2006 – Q1 ’24: TBVPS CAGR of 4.79% vs. KRX Median of 3.94% vs. Peer Median of 3.97% Top-Tier Shareholder Value Growth Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; YTD data as of or for the three months ended 3/31/24 Peers include major exchange-traded banks headquartered in FL, GA, MD, NC, SC, TN, VA and WV with total assets between $1.5 - $6.0 billion that reported TBVPS in 2006 Note: Tangible book value per share inclusive of stock dividends over time (1) Tangible book value per share adjusted to exclude impact of AOCI in each respective period (1) Figures above bars represent tangible book value per share adjusted to exclude AOCI plus cumulative dividends per share

Financial Highlights

Baltimore Virginia Beach Norfolk Arlington Newport News WASHINGTON, DC Annapolis Richmond Lynchburg Lancaster Frederick Charlottesville 64 64 250 95 70 83 76 Source: S&P Global Market Intelligence; Company documents Data as of or for the three months ended 3/31/24 unless otherwise stated Overview of Virginia National Bankshares Corporation $1.6 billion in assets bank holding company headquartered in Charlottesville, VA Seasoned management team with over 225 years of collective banking experience Dominant deposit market share in core markets Recent expansion into high growth markets Well positioned for current interest rate environment with a cumulative deposit beta of 34% Conservative credit culture: 0.66% of cumulative losses in Global Financial Crisis (“GFC“) vs. banking industry over 8% Strong tangible book value growth Virginia’s Premier Community Bank $1.6B Assets $1.4B Deposits $1.1B Loans VABK Branches (13) Our Story Soundness Growth Profitability 0.19% NPAs / Loans + OREO 0.04% NCOs / Avg. Loans 1.08% LTM ROAA 13.9% LTM ROATCE 15% Asset CAGR since 2016 15% Deposit CAGR since 2016 81 29

Core Funded Deposit Portfolio Cost of Deposits Over Time Historical Deposit Composition ($M) Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; quarterly data as of or for the three months ended quarter stated Non-core deposits defined as jumbo time deposits > 250k Deposit Composition (%) (1)

Asset Quality Cumulative losses from the Global Financial Crisis of 0.66%(1) Post-Global Financial Crisis Peak NPAs of $8.7mm, 1.98% of total assets, in 2009 Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’24 data as of or for the three months ended 3/31/24 (1) Calculated as the sum of NCOs for the years ended 2008 – 2012 divided by total loans as of 12/31/08 NPAs / Loans + OREO (%) NCOs / Average Loans (%) Loan Loss Reserve / Gross Loans (%) = Nonperforming Assets ($M) = Net Charge-Offs (Recoveries) ($000) = Loan Loss Reserve ($M) $2.8 $2.5 $1.3 $2.1 $1.5 $1,025 $2,056 $376 $485 $538 $4.9 $4.2 $5.5 $6.0 $5.6 20-Year Average: 0.09% Loan Mark / Gross Loans Loan Loss Reserve / Gross Loans $2.2 $117 $8.3 $1.9 $344 $8.4

Virginia National has been profitable since the first year post-inception Cumulative losses in Global Financial Crisis of 0.66% vs. aggregate banking industry losses of 8.56% (1) Consistent Credit Quality and Profitability ROAA: Source: S&P Global Market Intelligence, FDIC Data as of or for the twelve months ended each year end stated; VABK Q1 ’24 data as of or for the three months ended 3/31/24 Calculated as the quotient of the sum of net charge-offs between ‘08-’12 over average loan balance in 2008 FDIC banking industry YTD data as of 3/31/24 Net Charge-Offs / Average Loans (2) (2)

Corporate trust services, trust and estate administration, IRA administration and custody services, and in-house investment management Revenue generated from administration, service and custody fees, as well as management fees derived from AUM VNB Trust & Estate Services

Operating Expense Noninterest Expense / Average Assets (%) Noninterest Expense ($M) Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each year end stated; Quarterly data as of or for the three months ended each quarter stated Peers include major-exchange traded banks headquartered in FL, GA, KY, MD, NC, SC, TN, VA, and WV with total assets between $1.5 - $10 billion The KRX (KBW Nasdaq Regional Banking Index) is a modified market capitalization weighted index designed to track the performance of publicly traded leading regional banks and thrifts Assets / Full Time Employee ($000) Noninterest Expense / Average Assets versus Peers = Deposits / Branch $115 $89 $104 $100 $92 $110 $88

Capital Ratios Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q1 ’24 data as of or for the three months ended 3/31/24 Tangible Common Equity / Tangible Assets (%) CET1 Ratio (%) Total Capital Ratio (%) Bank CRE / C&D Concentration Ratios

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